Supplement dated March 14, 2011
to the Class A, Class B, and Class C Prospectus
for Principal Funds, Inc.
dated March 1, 2011

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

Replace the “Underlying Fund Risk” for the funds listed below:

STRATEGIC ASSET MANAGEMENT (“SAM”) BALANCED PORTFOLIO (page 7)
STRATEGIC ASSET MANAGEMENT (“SAM”) CONSERVATIVE BALANCED PORTFOLIO (page 12)
STRATEGIC ASSET MANAGEMENT (“SAM”) CONSERVATIVE GROWTH PORTFOLIO (page 17)
STRATEGIC ASSET MANAGEMENT (“SAM”) FLEXIBLE INCOME PORTFOLIO (page 22)
STRATEGIC ASSET MANAGEMENT (“SAM”) STRATEGIC GROWTH PORTFOLIO (page 28)
PRINCIPAL LIFETIME STRATEGIC INCOME FUND (page 33)
PRINCIPAL LIFETIME 2010 FUND (page 39)
PRINCIPAL LIFETIME 2020 FUND (page 45)
PRINCIPAL LIFETIME 2030 FUND (page 52)
PRINCIPAL LIFETIME 2040 FUND (page 59)
PRINCIPAL LIFETIME 2050 FUND (page 65

with the following:

Underlying Fund Risk. An underlying fund of a fund-of-funds may experience relatively large redemptions or investments as the fund-of-funds periodically reallocates or rebalances its assets.
These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

STRATEGIC ASSET MANAGEMENT (“SAM”) FLEXIBLE INCOME PORTFOLIO

Delete the second Example table on page 20 and replace with the following:

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$501	$769	$1,056	$1,873
Class B	$213	$658	$1,129	$2,224
Class C	$207	$640	$1,098	$2,369

GLOBAL DIVERSIFIED INCOME FUND

Delete the Average Annual Operating Expenses table on page 140 and substitute:

For the year ended October 31, 2010			Class A	Class C
Management Fees			0.79%	0.79%
Distribution and/or Service (12b-1) Fees			0.25%	1.00%
Other Expenses			0.12%	0.13%
	Total Annual Fund Operating Expenses		1.16%	1.92%
Expense Reimbursement			0.00%	0.00%
Total Annual Fund Operating Expenses after Expense Reimbursement			1.16%	1.92%

Delete the Example tables on page 141 and replace with the following:

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$489	$730	$ 989	$1,731
Class C	$295	$603	$1,037	$2,243

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$489	$730	$ 989	$1,731
Class C	$195	$603	$1,037	$2,243

Replace the Shareholder Fees table at the top of page 222 with the following:

Shareholder Fees
(fees paid directly from your investment)
	Class A	Class B	Class C
Maximum sales charge imposed on purchases
(as a % of offering price)
All Equity Funds, except LargeCap S&P 500 Index Fund	5.50%(1)	None	None
Global Diversified Income Fund	3.75%(1)	N/A	None
Bond & Mortgage Securities, California Municipal, High Yield, Inflation	3.75%(1)	None	None
Protection, Principal LifeTime Strategic Income, and Tax-Exempt Bond
Funds, and SAM Flexible Income Portfolio
Short-Term Income Fund	2.25%(1)	N/A	None
Government & High Quality Bond and Income Fund	2.25%(1)	None	None
LargeCap S&P 500 Index Fund	1.50%(1)	N/A	None
Money Market Fund	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC)
(as a % of dollars subject to charge)
All Funds except LargeCap S&P 500 Index Fund	1.00(2)	5.00(3)	1.00%(4)
LargeCap S&P 500 Index Fund	0.25%(2)	N/A	1.00%(4)

(1)	Sales charges are reduced or eliminated for purchases of $50,000 ($100,000 for the Bond & Mortgage Securities, California Municipal, Global Diversified Income, Government & High Quality Bond, High Yield, Income, Inflation Protection, Principal LifeTime Strategic Income, Short-Term Income, and Tax-Exempt Bond Funds and the SAM Flexible Income Portfolio) or more. See "Purchase of Class A Shares - Class A Sales Charges."
(2)	A contingent deferred sales charge applies on certain redemptions made within 12 months following purchases of $1 million ($500,000 for the Bond & Mortgage Securities, California Municipal, Government & High Quality Bond, High Yield, Global Diversified Income, Income, Inflation Protection, Principal LifeTime Strategic Income, Short-Term Income, and Tax-Exempt Bond Funds and the SAM Flexible Income Portfolio) or more made without a sales charge. There is no CDSC on Class A shares of the Money Market Fund that are directly purchased by the shareholder. Class A shares of the Money Market Fund that are obtained through an exchange of another Fund's shares are generally subject to a CDSC of 1.00% on certain redemptions made within 12 months following purchases of $1 million ($500,000 for the Bond & Mortgage Securities, California Municipal, Government & High Quality Bond, High Yield, Global Diversified Income, Income, Inflation Protection, Principal LifeTime Strategic Income, Short-Term Income, and Tax-Exempt Bond Funds and the SAM Flexible Income Portfolio) or more made without a sales charge.
(3)	Contingent deferred sales charges are reduced after 24 months and eliminated after 5 years.
(4)	A contingent deferred sales charge applies on certain redemptions made within 12 months.